GENERAL RELEASE


         THIS GENERAL RELEASE, dated as of February 24, 1999 ("Agreement"), is entered into by and among Burger King Corporation, a Florida corporation ("BKC"), International Fast Food Corporation, a Florida corporation ("IFFC"), International Fast Food Polska S.A. z.o.o., a limited liability company organized under the laws of Poland ("IFFP") and Mitchell Rubinson ("Rubinson", and together with IFFP and IFFC, the "IFFC Parties").

         WHEREAS, pursuant to a Development Agreement by and among BKC and IFFC (the "Development Agreement") BKC has granted IFFC the right to develop new "Burger King" restaurants in the Republic of Poland;

         WHEREAS, IFFC is the owner of all the issued and outstanding shares (the "IFFP Shares") of International Fast Food Polska S.P. z.o.o. ("IFFP");

         WHEREAS, Citibank (Poland) S.A. ("Citibank") has agreed to provide credit to IFFP in the aggregate amount of U.S. $5,000,000, pursuant to a credit agreement dated February 24, 1999 (the "Credit Agreement");

         WHEREAS, It is a condition to the disbursement of funds under the Credit Agreement that BKC issue a guarantee in favor of Citibank to secure the repayment by IFFP of amounts borrowed under the Credit Agreement (the "Guarantee");

         WHEREAS, in consideration of the Guarantee, IFFC has agreed to grant BKC a perfected security interest in the IFFP Shares to secure BKC's claims which may arise as a result of the payment by BKC of any amounts under the Guarantee;

         WHEREAS, pursuant to a Reimbursement Agreement of even date herewith (the "Reimbursement Agreement") by and among IFFC, IFFP and BKC, IFFC has agreed to reimburse BKC for any payments that it may be required to make to Citibank under the Guarantee, together with related costs, expenses and interest, as more fully said forth herein;

         WHEREAS, pursuant to an Agreement for the Transfer of Title to Share by way of Security dated of even date herewith (the "Security Agreement") by and between IFFC, BKC and IFFP, IFFC has granted BKC a security interest in and to the IFFP Shares, which permits BKC to retain the IFFP Shares in the event that BKC is required to make any payment under the Guarantee and neither IFFC nor IFFP reimburse BKC for the amount of such payment and other items under the Reimbursement Agreement; and

         WHEREAS, in connection with, and in consideration of, the foregoing, BKC and IFFC have agreed to amend the Development Agreement.

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree has follows:

         1. General Release.

                  (a) As a material inducement to enter into the Guarantee, the IFFC Parties hereby irrevocably and unconditionally release, acquit and forever discharge BKC, including its shareholders, officers, directors, consultants, agents, predecessors, successors, assigns, employees, representatives, affiliates, and all persons acting by, through, under or in concert with any of them (such persons are collectively referred to herein as the "BKC Parties"), whether in their individual or professional capacities, from any and all charges, complaints, claims, liabilities, obligations, promises, agreements

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(including, without limitation, the Development Agreement and any franchise agreements), controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses (including reasonable attorney's fees and costs incurred) of any nature whatsoever, known or unknown, suspected or unsuspected, relating to any matter up to and through the date hereof; provided, that nothing contained herein shall be deemed to relieve the parties to the Development Agreement from its obligations under the Development Agreement, as amended from time to time, from and after the date hereof.

                  (b) The IFFC Parties agree not to bring any action, suit or proceeding whatsoever (including the initiation of governmental proceedings or investigations of any type) against any of the BKC Parties hereto for any matter or circumstance concerning which the IFFC Parties have released the BKC Parties under this Agreement. Furthermore, the IFFC Parties agree not to encourage any other person or suggest to any other person that he or it institute any legal action against the BKC Parties.

         2. Legal Advice; Reliance.

                  (a) The parties represent and acknowledge that they have been given adequate time with which to consider this Agreement and have been advised to discuss all aspects of this Agreement with their private attorney and that each party has in fact done so, that each party has carefully read and fully understands all the provisions of this Agreement and that each party has voluntarily entered into this Agreement, without duress or coercion.

                  (b) Each party represents and acknowledges that in executing this Agreement they have not relied and do not rely upon any representation or statements which are not set forth in this Agreement made by any other party hereto or by any of the agents, representatives or attorneys of such party or parties with regard to the subject matter, or relating to the basis or effect, of this Agreement.

         3. Miscellaneous.


                  (a) Third Party Beneficiaries. All releasees under Section 1 who are not signatories to this Agreement shall be deemed to be third party beneficiaries of this Agreement to the same extent as if they were signatories hereto.

                  (b) Further Assurances. Each of the parties hereto agrees with the other parties hereto that it will cooperate with such other parties and will execute and deliver, or cause to be executed and delivered, all such other instruments and documents, and will take such other actions, as such other parties may reasonably request from time to time to effectuate the provisions and purposes of this Amendment.

                  (c) Binding on Successors, Transferees and Assigns; Assignment. This Amendment shall be binding upon the parties hereto and their respective successors, transferees and assigns. Notwithstanding the foregoing none of the parties hereto may assign any of its obligations hereunder with the prior written consent of the other parties hereto; provided, that BKC may assign its rights and delegate its duties under this Agreement to one or more of its subsidiaries or affiliates.

                  (d) Amendments; Waivers. No amendment to or waiver of any provisions of this Amendment, nor consent to any departure therefrom by any party hereto, shall in any event be effective unless the same shall be in writing and signed by such party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  (e) No Waiver; Remedies. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any right. The remedies herein provided are cumulative and not exclusive of any remedy provided by law.

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                  (f) Expenses. IFFC shall pay or reimburse BKC for all of its legal, accounting and other expenses directly related to the consummation of the transactions contemplated hereby, together with the costs and expenses of enforcing any of its rights hereunder including, without limitation, the purchase rights provided in Section 1 hereof.

                  (g) Jurisdiction. Any claim arising out of this Amendment shall be brought in any state or federal court located in Miami-Dade County, Florida, United States. For the purpose of any suit, action or proceeding instituted with respect to any such claim, each of the parties hereto irrevocably submits to the jurisdiction of such courts in Miami-Dade County, Florida, United States. Each of the parties hereto further irrevocably consents to the service of process out of said courts by mailing a copy thereof by registered mail, postage prepaid, to such party and agrees that such service, to the fullest extent permitted by law, (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and
(ii) shall be taken and held to be a valid personal service upon and a personal delivery to it. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court located in Miami-Dade County, Florida, United States, and any claim that any such suit, action or proceeding brought in such court has been brought in an inconvenient forum. Notwithstanding the foregoing, at the option of BKC, any claims against IFFP hereunder shall be settled by the Arbitration Court at the Polish Chamber of Commerce with its seat in Warsaw in accordance with its rules, and all such proceedings will be conducted in the English language.

                  (h) Governing Law; Severability. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Florida, United States, without regard to any conflict of law, rule or principle that would give effect to the laws of another jurisdiction.

                  (i) Notices. All notices, requests and other communications to any party hereunder shall be writing (including facsimile transmission or similar writing) and shall be given to such party, addressed to it, at its address or facsimile number set forth on the signature pages below, or at such other address or facsimile number as such party may hereafter specify for such purpose by notice to the other party. Each such notice, request or communication shall be deemed effective when received at the address or facsimile number specified below.

                  (j) Counterparts. This Amendment may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, when taken together, shall constitute one and the same Amendment.

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         IN WITNESS WHEREOF, the parties have executed this Agreement on the date indicated.

                                     BURGER KING CORPORATION


                                     By:____________________________________
                                           Name:
                                           Title:

                                     c/o  Burger King EMA
                                     Charter Place
                                     Vine Street
                                     Uxbridge, England UB81BZ


                                     INTERNATIONAL FAST FOOD
                                     CORPORATION

                                     By:____________________________________
                                            Name:
                                            Title:

                                     c/o  Mitchell Rubinson
                                     1000 Lincoln Road, Suite 200
                                     Miami Beach, Florida 33139, USA


                                     INTERNATIONAL FAST FOOD POLSKA S.A. Z.O.O.

                                     By:____________________________________
                                            Name:
                                            Title:

                                     15 Jagiellonska Street
                                     Warsaw, Poland


                                     _______________________________________
                                     Mitchell Rubinson

                                     c/o  International Fast Food Corporation
                                     1000 Lincoln Road, Suite 200
                                     Miami Beach, Florida 33139, USA


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